EXHIBIT 10.1
June 12, 2008

[Form for Executive Vice President — Capital Markets]

Re:	Prime Group Realty Trust (the “Company”) Retention Program (the “Retention Program”)
Dear                                         :
The purpose of this letter is to describe your benefits under the Company’s Retention Program. Please be advised that the terms of the Retention Program and the benefits described in this letter are highly confidential and should not be discussed by you (the “Employee”) with, or disclosed to, any person other than the Company’s Chief Executive Officer, General Counsel and/or Human Resources Director, as well as, on a confidential basis, your legal and tax advisors and your family. If you breach the foregoing provisions, the Company will have the right to terminate the Retention Program as it relates to you without the payment of the retention benefits described in this letter.
In the event a “change of control” of the Company and Prime Group Realty, L.P. (collectively, and including any affiliate of the Company that is currently your employer, the “Employer”) occurs, and (a) you are employed by the Employer at the time of the change of control or (b) the Employer has terminated your employment within six months prior to a change of control of the Employer in anticipation of such change of control, the Employer (or any successor employer, such as the purchaser of the Company) will pay you on the effective date of the change of control (i) an amount equal to twelve months of your base salary in effect at the time of the change of control (or in the case of clause (b) above, in effect at the time of your termination), (ii) an amount equal to the annual bonus paid to you with respect to the 2007 calendar year, (iii) a “pro-rata bonus” for the year in which the change of control occurs pro-rated through the date of the change of control (or in the case of clause (b) above, for the year in which your termination occurs pro-rated through to the date of your termination) and (iv) a discretionary closing bonus of a minimum of $100,000, less in each case all applicable federal and state withholding. Your “pro-rata bonus” will be based on your most recent full year annual bonus (or if not applicable, such amount as determined by the Company). The term “change of control” will have the meaning set forth in the attached Appendix. As a condition to receiving these benefits if your employment has been or is being terminated, the Employer may require you to execute a general release and waiver of claims in a form reasonably satisfactory to the Company.

The Retention Program and the benefits described in this letter will remain in effect and apply to the first change of control of the Employer that closes on or before two (2) years from the date of this letter. The Company may, in its sole discretion, extend the date on which the Retention Program will expire. The Company will notify you in writing of any such extension. The Company will require any successor to all or substantially all of the Company’s business and/or assets to assume the Employer’s obligations under the Retention Program and the benefits described in this letter.
Notwithstanding the foregoing, if at any time prior to a change of control of the Employer you terminate your employment voluntarily or if the Employer terminates your employment for “cause” (as defined in the attached Appendix), your participation in the Retention Program will immediately cease and you will not receive the benefits described in this letter. Your participation in the Retention Program does not give you the right to be retained in the employment of the Employer and you will remain an employee at will.
The Program will be administered by the Employer’s President and Chief Executive Officer, who will have full power and authority to interpret the Program and to make any other determinations and to take such other actions as he deems necessary or advisable in carrying its duties under the Program, including the delegation of such authority or power, where appropriate. All decisions and determinations made in good faith and not in contravention of the express terms of this letter by the Employer’s President and Chief Executive Officer will be final, conclusive, and binding on the Employer, all participants, all employees, and any other persons having or claiming an interest hereunder.
The Retention Program benefits described in this letter are intended to encourage you to continue your employment with the Employer and reward you if the Company is sold.
Very truly yours,
Prime Group Realty, L.P.

By:	Prime Group Realty Trust

By:	[s] Jeffrey A. Patterson

Jeffrey A. Patterson
President and Chief Executive Officer

APPENDIX
1. For purposes of the Retention Program, a “change of control” of the Employer shall be deemed to have occurred if:
(A) any person (as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)), including a “group” as defined in Section 13(d)(3) of the Exchange Act and acting as such for purposes of Section 409A of the Internal Revenue Code of 1986, as amended (the “Code”) (but excluding a trustee or other fiduciary holding securities under an employee benefit plan of the Employer), directly or indirectly, becomes the beneficial owner of shares of beneficial interests or limited partnership interests, as applicable, of the Employer having more than fifty percent (50%) of the total number of votes that may be cast for the election of trustees of the Employer; or
(B) the (i) merger or other business combination of the Employer (a “Transaction”), other than a Transaction immediately following which the shareholders of the Employer immediately prior to the Transaction continue to have a majority of the voting power in the resulting entity (excluding for this purpose any shareholder owning directly or indirectly more than ten percent (10%) of the shares of the other company involved in the Transaction) or (ii) sale or disposition of a substantial portion of the Employer’s assets; or
(C) within any twelve (12) month period beginning on or after the date of the foregoing letter, the persons who were trustees of the Employer at the beginning of such period (the “Incumbent Directors”) shall cease to constitute at least a majority of the Board of Trustees of the Company (the “Board”) or a majority of the board of trustees of any successor to the Employer, provided that, any trustee who was not a trustee as of the date immediately following the date of the foregoing letter shall be deemed to be an Incumbent Director if such trustee was elected to the Board by, or on the recommendation of or with the approval of, at least a majority of the trustees who then qualified as Incumbent Directors either actually or by prior operation of this provision, unless such election, recommendation or approval was the result of an actual or threatened election contest of the type contemplated by Regulation 14a-11 promulgated under the Exchange Act or any successor provision; or
(D) a purchase, sale, redemption, merger, or other transaction affecting all or a substantial portion of the Series B Preferred Shares of the Company the result of which is that the Company is no longer subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act.
2. “Cause” shall have the meaning set forth in any unexpired employment or severance agreement between the Employee and the Employer, if any, and in the absence of any such agreement, shall mean (i) the willful and continued failure of the Employee to substantially perform his or her duties with or for the Employer, (ii) the engaging by the Employee in conduct which is significantly injurious to the Employer, monetarily or otherwise, (iii) the Employee’s conviction of a felony, (iv) the Employee’s abuse of illegal drugs or other controlled substances or (v) the Employee’s habitual intoxication. Unless otherwise defined in the Employee’s employment or severance agreement, an act or omission is “willful” for this purpose if such act or omission was knowingly done, or knowingly omitted to be done, by the Employee not in good faith and without reasonable belief that such act or omission was in the best interest of the Employer.

June 12, 2008

[Form for Executive Vice President — Leasing]

Re:	Prime Group Realty Trust (the “Company”) Retention Program (the “Retention Program”)
Dear                                         :
The purpose of this letter is to describe your benefits under the Company’s Retention Program. Please be advised that the terms of the Retention Program and the benefits described in this letter are highly confidential and should not be discussed by you (the “Employee”) with, or disclosed to, any person other than the Company’s Chief Executive Officer, General Counsel and/or Human Resources Director, as well as, on a confidential basis, your legal and tax advisors and your family. If you breach the foregoing provisions, the Company will have the right to terminate the Retention Program as it relates to you without the payment of the retention benefits described in this letter.
In the event a “change of control” of the Company and Prime Group Realty, L.P. (collectively, and including any affiliate of the Company that is currently your employer, the “Employer”) occurs, and (i) you are employed by the Employer at the time of the change of control or (ii) the Employer has terminated your employment within six months prior to a change of control of the Employer in anticipation of such change of control, the Employer (or any successor employer, such as the purchaser of the Company) will pay you on the effective date of the change of control an amount equal to six months of your base salary or regular wages in effect at the time of the change of control (or in the case of clause (ii) above, in effect at the time of your termination), less all applicable federal and state withholding. The term “change of control” will have the meaning set forth in the attached Appendix. As a condition to receiving these benefits if your employment has been or is being terminated, the Employer may require you to execute a general release and waiver of claims in a form reasonably satisfactory to the Company.
The Retention Program and the benefits described in this letter will remain in effect and apply to the first change of control of the Employer that closes on or before two (2) years from the date of this letter. The Company may, in its sole discretion, extend the date on which the Retention Program will expire. The Company will notify you in writing of any such extension.

The Company will require any successor to all or substantially all of the Company’s business and/or assets to assume the Employer’s obligations under the Retention Program and the benefits described in this letter.
Notwithstanding the foregoing, if at any time prior to a change of control of the Employer you terminate your employment voluntarily or if the Employer terminates your employment for “cause” (as defined in the attached Appendix), your participation in the Retention Program will immediately cease and you will not receive the benefits described in this letter. Your participation in the Retention Program does not give you the right to be retained in the employment of the Employer and you will remain an employee at will.
The Program will be administered by the Employer’s President and Chief Executive Officer, who will have full power and authority to interpret the Program and to make any other determinations and to take such other actions as he deems necessary or advisable in carrying its duties under the Program, including the delegation of such authority or power, where appropriate. All decisions and determinations made in good faith and not in contravention of the express terms of this letter by the Employer’s President and Chief Executive Officer will be final, conclusive, and binding on the Employer, all participants, all employees, and any other persons having or claiming an interest hereunder.
The Retention Program benefits described in this letter are intended to encourage you to continue your employment with the Employer and reward you if the Company is sold.
Very truly yours,
Prime Group Realty, L.P.

By:	Prime Group Realty Trust

By:	[s] Jeffrey A. Patterson

Jeffrey A. Patterson
President and Chief Executive Officer

APPENDIX
1. For purposes of the Retention Program, a “change of control” of the Employer shall be deemed to have occurred if:
(A) any person (as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)), including a “group” as defined in Section 13(d)(3) of the Exchange Act and acting as such for purposes of Section 409A of the Internal Revenue Code of 1986, as amended (the “Code”) (but excluding a trustee or other fiduciary holding securities under an employee benefit plan of the Employer), directly or indirectly, becomes the beneficial owner of shares of beneficial interests or limited partnership interests, as applicable, of the Employer having more than fifty percent (50%) of the total number of votes that may be cast for the election of trustees of the Employer; or
(B) the (i) merger or other business combination of the Employer (a “Transaction”), other than a Transaction immediately following which the shareholders of the Employer immediately prior to the Transaction continue to have a majority of the voting power in the resulting entity (excluding for this purpose any shareholder owning directly or indirectly more than ten percent (10%) of the shares of the other company involved in the Transaction) or (ii) sale or disposition of a substantial portion of the Employer’s assets; or
(C) within any twelve (12) month period beginning on or after the date of the foregoing letter, the persons who were trustees of the Employer at the beginning of such period (the “Incumbent Directors”) shall cease to constitute at least a majority of the Board of Trustees of the Company (the “Board”) or a majority of the board of trustees of any successor to the Employer, provided that, any trustee who was not a trustee as of the date immediately following the date of the foregoing letter shall be deemed to be an Incumbent Director if such trustee was elected to the Board by, or on the recommendation of or with the approval of, at least a majority of the trustees who then qualified as Incumbent Directors either actually or by prior operation of this provision, unless such election, recommendation or approval was the result of an actual or threatened election contest of the type contemplated by Regulation 14a-11 promulgated under the Exchange Act or any successor provision; or
(D) a purchase, sale, redemption, merger, or other transaction affecting all or a substantial portion of the Series B Preferred Shares of the Company the result of which is that the Company is no longer subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act.
2. “Cause” shall have the meaning set forth in any unexpired employment or severance agreement between the Employee and the Employer, if any, and in the absence of any such agreement, shall mean (i) the willful and continued failure of the Employee to substantially perform his or her duties with or for the Employer, (ii) the engaging by the Employee in conduct which is significantly injurious to the Employer, monetarily or otherwise, (iii) the Employee’s conviction of a felony, (iv) the Employee’s abuse of illegal drugs or other controlled substances or (v) the Employee’s habitual intoxication. Unless otherwise defined in the Employee’s employment or severance agreement, an act or omission is “willful” for this purpose if such act or omission was knowingly done, or knowingly omitted to be done, by the Employee not in good faith and without reasonable belief that such act or omission was in the best interest of the Employer.

June 12, 2008

[Form for Senior Vice President — CBD Leasing]

Re:	Prime Group Realty Trust (the “Company”) Retention Program (the “Retention Program”)
Dear                                         :
The purpose of this letter is to describe your benefits under the Company’s Retention Program. Please be advised that the terms of the Retention Program and the benefits described in this letter are highly confidential and should not be discussed by you (the “Employee”) with, or disclosed to, any person other than the Company’s Chief Executive Officer, General Counsel and/or Human Resources Director, as well as, on a confidential basis, your legal and tax advisors and your family. If you breach the foregoing provisions, the Company will have the right to terminate the Retention Program as it relates to you without the payment of the retention benefits described in this letter.
In the event a “change of control” of the Company and Prime Group Realty, L.P. (collectively, and including any affiliate of the Company that is currently your employer, the “Employer”) occurs, and (i) you are employed by the Employer at the time of the change of control or (ii) the Employer has terminated your employment within six months prior to a change of control of the Employer in anticipation of such change of control, the Employer (or any successor employer, such as the purchaser of the Company) will pay you on the effective date of the change of control an amount equal to six months of your base salary or regular wages in effect at the time of the change of control (or in the case of clause (ii) above, in effect at the time of your termination), less all applicable federal and state withholding. The term “change of control” will have the meaning set forth in the attached Appendix. As a condition to receiving these benefits if your employment has been or is being terminated, the Employer may require you to execute a general release and waiver of claims in a form reasonably satisfactory to the Company.
The Retention Program and the benefits described in this letter will remain in effect and apply to the first change of control of the Employer that closes on or before two (2) years from the date of this letter. The Company may, in its sole discretion, extend the date on which the Retention Program will expire. The Company will notify you in writing of any such extension.

The Company will require any successor to all or substantially all of the Company’s business and/or assets to assume the Employer’s obligations under the Retention Program and the benefits described in this letter.
Notwithstanding the foregoing, if at any time prior to a change of control of the Employer you terminate your employment voluntarily or if the Employer terminates your employment for “cause” (as defined in the attached Appendix), your participation in the Retention Program will immediately cease and you will not receive the benefits described in this letter. Your participation in the Retention Program does not give you the right to be retained in the employment of the Employer and you will remain an employee at will.
The Program will be administered by the Employer’s President and Chief Executive Officer, who will have full power and authority to interpret the Program and to make any other determinations and to take such other actions as he deems necessary or advisable in carrying its duties under the Program, including the delegation of such authority or power, where appropriate. All decisions and determinations made in good faith and not in contravention of the express terms of this letter by the Employer’s President and Chief Executive Officer will be final, conclusive, and binding on the Employer, all participants, all employees, and any other persons having or claiming an interest hereunder.
The Retention Program benefits described in this letter are intended to encourage you to continue your employment with the Employer and reward you if the Company is sold.
Very truly yours,
Prime Group Realty, L.P.

By:	Prime Group Realty Trust

By:	[s] Jeffrey A. Patterson

Jeffrey A. Patterson
President and Chief Executive Officer

APPENDIX
1. For purposes of the Retention Program, a “change of control” of the Employer shall be deemed to have occurred if:
(A) any person (as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)), including a “group” as defined in Section 13(d)(3) of the Exchange Act and acting as such for purposes of Section 409A of the Internal Revenue Code of 1986, as amended (the “Code”) (but excluding a trustee or other fiduciary holding securities under an employee benefit plan of the Employer), directly or indirectly, becomes the beneficial owner of shares of beneficial interests or limited partnership interests, as applicable, of the Employer having more than fifty percent (50%) of the total number of votes that may be cast for the election of trustees of the Employer; or
(B) the (i) merger or other business combination of the Employer (a “Transaction”), other than a Transaction immediately following which the shareholders of the Employer immediately prior to the Transaction continue to have a majority of the voting power in the resulting entity (excluding for this purpose any shareholder owning directly or indirectly more than ten percent (10%) of the shares of the other company involved in the Transaction) or (ii) sale or disposition of a substantial portion of the Employer’s assets; or
(C) within any twelve (12) month period beginning on or after the date of the foregoing letter, the persons who were trustees of the Employer at the beginning of such period (the “Incumbent Directors”) shall cease to constitute at least a majority of the Board of Trustees of the Company (the “Board”) or a majority of the board of trustees of any successor to the Employer, provided that, any trustee who was not a trustee as of the date immediately following the date of the foregoing letter shall be deemed to be an Incumbent Director if such trustee was elected to the Board by, or on the recommendation of or with the approval of, at least a majority of the trustees who then qualified as Incumbent Directors either actually or by prior operation of this provision, unless such election, recommendation or approval was the result of an actual or threatened election contest of the type contemplated by Regulation 14a-11 promulgated under the Exchange Act or any successor provision; or
(D) a purchase, sale, redemption, merger, or other transaction affecting all or a substantial portion of the Series B Preferred Shares of the Company the result of which is that the Company is no longer subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act.
2. “Cause” shall have the meaning set forth in any unexpired employment or severance agreement between the Employee and the Employer, if any, and in the absence of any such agreement, shall mean (i) the willful and continued failure of the Employee to substantially perform his or her duties with or for the Employer, (ii) the engaging by the Employee in conduct which is significantly injurious to the Employer, monetarily or otherwise, (iii) the Employee’s conviction of a felony, (iv) the Employee’s abuse of illegal drugs or other controlled substances or (v) the Employee’s habitual intoxication. Unless otherwise defined in the Employee’s employment or severance agreement, an act or omission is “willful” for this purpose if such act or omission was knowingly done, or knowingly omitted to be done, by the Employee not in good faith and without reasonable belief that such act or omission was in the best interest of the Employer.

June 12, 2008

[Form for Senior Vice President — Loan Administration]

Re:	Prime Group Realty Trust (the “Company”) Retention Program (the “Retention Program”)
Dear                                         :
The purpose of this letter is to describe your benefits under the Company’s Retention Program. Please be advised that the terms of the Retention Program and the benefits described in this letter are highly confidential and should not be discussed by you (the “Employee”) with, or disclosed to, any person other than the Company’s Chief Executive Officer, General Counsel and/or Human Resources Director, as well as, on a confidential basis, your legal and tax advisors and your family. If you breach the foregoing provisions, the Company will have the right to terminate the Retention Program as it relates to you without the payment of the retention benefits described in this letter.
In the event a “change of control” of the Company and Prime Group Realty, L.P. (collectively, and including any affiliate of the Company that is currently your employer, the “Employer”) occurs, and (i) you are employed by the Employer at the time of the change of control or (ii) the Employer has terminated your employment within six months prior to a change of control of the Employer in anticipation of such change of control, the Employer (or any successor employer, such as the purchaser of the Company) will pay you on the effective date of the change of control an amount equal to six months of your base salary or regular wages in effect at the time of the change of control (or in the case of clause (ii) above, in effect at the time of your termination), and a “pro-rata bonus” for the year in which the change of control occurs pro-rated through the date of the change of control (or in the case of clause (ii) above, for the year in which your termination occurs pro-rated through to the date of your termination), less all applicable federal and state withholding. Your “pro-rata bonus” will be based on your most recent full year annual bonus (or if not applicable, such amount as determined by the Company). The term “change of control” will have the meaning set forth in the attached Appendix. As a condition to receiving these benefits if your employment has been or is being terminated, the Employer may require you to execute a general release and waiver of claims in a form reasonably satisfactory to the Company.

The Retention Program and the benefits described in this letter will remain in effect and apply to the first change of control of the Employer that closes on or before two (2) years from the date of this letter. The Company may, in its sole discretion, extend the date on which the Retention Program will expire. The Company will notify you in writing of any such extension. The Company will require any successor to all or substantially all of the Company’s business and/or assets to assume the Employer’s obligations under the Retention Program and the benefits described in this letter.
Notwithstanding the foregoing, if at any time prior to a change of control of the Employer you terminate your employment voluntarily or if the Employer terminates your employment for “cause” (as defined in the attached Appendix), your participation in the Retention Program will immediately cease and you will not receive the benefits described in this letter. Your participation in the Retention Program does not give you the right to be retained in the employment of the Employer and you will remain an employee at will.
The Program will be administered by the Employer’s President and Chief Executive Officer, who will have full power and authority to interpret the Program and to make any other determinations and to take such other actions as he deems necessary or advisable in carrying its duties under the Program, including the delegation of such authority or power, where appropriate. All decisions and determinations made in good faith and not in contravention of the express terms of this letter by the Employer’s President and Chief Executive Officer will be final, conclusive, and binding on the Employer, all participants, all employees, and any other persons having or claiming an interest hereunder.
The Retention Program benefits described in this letter are intended to encourage you to continue your employment with the Employer and reward you if the Company is sold.
Very truly yours,
Prime Group Realty, L.P.

By:	Prime Group Realty Trust

By:	[s] Jeffrey A. Patterson

Jeffrey A. Patterson
President and Chief Executive Officer

APPENDIX
1. For purposes of the Retention Program, a “change of control” of the Employer shall be deemed to have occurred if:
(A) any person (as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)), including a “group” as defined in Section 13(d)(3) of the Exchange Act and acting as such for purposes of Section 409A of the Internal Revenue Code of 1986, as amended (the “Code”) (but excluding a trustee or other fiduciary holding securities under an employee benefit plan of the Employer), directly or indirectly, becomes the beneficial owner of shares of beneficial interests or limited partnership interests, as applicable, of the Employer having more than fifty percent (50%) of the total number of votes that may be cast for the election of trustees of the Employer; or
(B) the (i) merger or other business combination of the Employer (a “Transaction”), other than a Transaction immediately following which the shareholders of the Employer immediately prior to the Transaction continue to have a majority of the voting power in the resulting entity (excluding for this purpose any shareholder owning directly or indirectly more than ten percent (10%) of the shares of the other company involved in the Transaction) or (ii) sale or disposition of a substantial portion of the Employer’s assets; or
(C) within any twelve (12) month period beginning on or after the date of the foregoing letter, the persons who were trustees of the Employer at the beginning of such period (the “Incumbent Directors”) shall cease to constitute at least a majority of the Board of Trustees of the Company (the “Board”) or a majority of the board of trustees of any successor to the Employer, provided that, any trustee who was not a trustee as of the date immediately following the date of the foregoing letter shall be deemed to be an Incumbent Director if such trustee was elected to the Board by, or on the recommendation of or with the approval of, at least a majority of the trustees who then qualified as Incumbent Directors either actually or by prior operation of this provision, unless such election, recommendation or approval was the result of an actual or threatened election contest of the type contemplated by Regulation 14a-11 promulgated under the Exchange Act or any successor provision; or
(D) a purchase, sale, redemption, merger, or other transaction affecting all or a substantial portion of the Series B Preferred Shares of the Company the result of which is that the Company is no longer subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act.
2. “Cause” shall have the meaning set forth in any unexpired employment or severance agreement between the Employee and the Employer, if any, and in the absence of any such agreement, shall mean (i) the willful and continued failure of the Employee to substantially perform his or her duties with or for the Employer, (ii) the engaging by the Employee in conduct which is significantly injurious to the Employer, monetarily or otherwise, (iii) the Employee’s conviction of a felony, (iv) the Employee’s abuse of illegal drugs or other controlled substances or (v) the Employee’s habitual intoxication. Unless otherwise defined in the Employee’s employment or severance agreement, an act or omission is “willful” for this purpose if such act or omission was knowingly done, or knowingly omitted to be done, by the Employee not in good faith and without reasonable belief that such act or omission was in the best interest of the Employer.